UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019 (March 1, 2019)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01
Entry into a Material Definitive Agreement.

On March 1, 2019, MHP Pursuits LLC (the “Buyer”), a wholly-owned subsidiary of Manufactured Housing Properties Inc., a Nevada corporation (the “Company”), entered into a purchase and sale contract (the “Purchase Agreement”) with Crestview, LLC and A & A Construction Enterprises, LLC (together, the “Seller”) for the purchase of a manufactured housing community known as Crestview Estates Mobile Home Park, which is located in East Flat Rock, North Carolina, including the real property, certain mobile homes, oral leases for such mobile homes, and certain office and other equipment located on the property, for a total purchase price of $5.5 million. Closing of the Purchase Agreement was completed on July 31, 2019.

The Crestview Estates community includes 113 total sites.

The Purchase Agreement included an earnest money deposit of $50,000, which was applied to the payment of the purchase price at closing, and provided for a due diligence period of 60 days commencing upon the Seller’s delivery of due diligence materials to the Buyer. The closing of the Purchase Agreement was subject to customary closing conditions and delivery of customary closing documents, including a deed for the real property, assignments of the oral leases, titles for the mobile homes and bills of sale for the equipment.

The foregoing summary of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.01
Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 9.01
Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The combined statement of revenues and certain expenses for Crestview, LLC and A & A Construction Enterprises, LLC for the year ended December 31, 2018 and three months ended March 31, 2019 (unaudited) and the accompanying notes thereto is filed as Exhibit 99.1 attached hereto and is incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma consolidated financial statements giving effect to the acquisition is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Purchase and Sale Contract, dated March 1, 2019, between MHP Pursuits LLC and Crestview, LLC and A & A Construction Enterprises, LLC (incorporated by reference to Exhibit 6.22 to the Offering Statement on Form 1-A/A filed on July 31, 2019)

99.1	Combined Statement of Revenues and Certain Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer